EXECUTION COPY

THIRD AMENDMENT
TO FINANCING AGREEMENT

THIRD AMENDMENT, dated as of December 31, 2014 (this "Amendment"), to the Financing Agreement, dated as of December 31, 2012 (as previously amended, the "Financing Agreement"), by and among Christals Acquisition, LLC, a Delaware limited liability company (the "Parent"), Peekay Acquisition, LLC, a Delaware limited liability company ("Peekay Acquisition"), the subsidiaries of Peekay Acquisition listed as Borrowers on the signature pages thereto (together with Peekay Acquisition, each a "Borrower" and collectively, the "Borrowers"), each subsidiary of the Parent listed as a "Guarantor" on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a "Guarantor" hereunder or otherwise guaranties all or any part of the Obligations (as defined therein), each a "Guarantor" and collectively, the "Guarantors"), the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders"), Cortland Capital Market Services LLC, as collateral agent for the Lenders (in such capacity, together with its successors and permitted assigns, the "Collateral Agent"), and as administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns, the "Administrative Agent"), and CB Agency Services, LLC, as origination agent for the Lenders (in such capacity, together with its successors and permitted assigns, the "Origination Agent"; together with the Collateral Agent and the Administrative Agent, each an "Agent" and collectively, the "Agents").

RECITALS. The Borrowers, the Guarantors, the Lenders, the Collateral Agent, the Administrative Agent and the Origination Agent are parties to the Financing Agreement, pursuant to which the Lenders made certain term loans (each a "Loan" and collectively, the "Loans"), to the Borrowers. The Loan Parties have requested that the Required Lenders (i) permit the Parent to make payments in the aggregate amount of up to $370,000 to shareholders of Dico, Inc., a Nevada corporation ("Dico"), in connection with the exchange by the members of the Parent of their units in the Parent for shares of common stock issued by Dico and certain related transactions, pursuant to the Securities Exchange Agreement dated as of December 31, 2014 (the "Dico Exchange Agreement"), by and among Dico, the Parent and the members of Parent, (ii) permit a cash dividend of up to $370,000 to the Parent, which shall be used by the Parent either to make a cash dividend to its members or to redeem or pay the purchase price for shares of common stock issued by Dico pursuant to the Dico Exchange Agreement, (iii) amend the Minimum Liquidity covenant and (iv) waive any noncompliance with the Leverage Ratio covenant.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Definitions. Any terms used herein that are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement.

2. Amendments.

(a) New Definitions. Section 1.01 of the Financing Agreement is hereby amended by adding the following definitions, in appropriate alphabetical order:

"'Dico' means Dico, Inc., a Nevada corporation."

"'Dico Exchange Agreement' means the Securities Exchange Agreement, dated as of December 31, 2014, by and among Parent, Dico, and the members of Parent party thereto."

"'Third Amendment' means the Third Amendment to Financing Agreement, dated as of December 31, 2014, by and among the Borrowers, the Guarantors, the Lenders and the Agents."

"'Third Amendment Effective Date' means the date on which the Third Amendment shall become effective in accordance with its terms."

(b) Third Amendment Fee. Section 2.06 is hereby amended by adding a new subsection (e), to read in its entirety as follows:

"(e) Third Amendment Fee. The Borrowers shall pay to the Administrative Agent an amendment fee (the "Third Amendment Fee"), for the account of each Lender that shall have delivered a counterpart of the Third Amendment signed on behalf of such Lender (or that shall have provided to the Administrative Agent written evidence satisfactory to the Administrative Agent (which may include a telecopy or electronic transmission of a signed signature page of the Third Amendment) that such party has signed a counterpart of the Third Amendment) prior to 4:00 p.m., New York time, on December 19, 2014 (each such Lender, a "Consenting Lender"), in an amount equal to 1.75% of the aggregate principal amount of the outstanding Loans of such Consenting Lender as of the Third Amendment Effective Date (the "Third Amendment Balance"). The Third Amendment Fee owing to each Consenting Lender shall be fully earned as of the Third Amendment Effective Date in consideration for such Consenting Lender's execution and delivery of the Third Amendment and, once paid, shall be nonrefundable. The portion of the Third Amendment Fee equal to 1.50% of the Third Amendment Balance owing to each Consenting Lender will be due and payable in cash to such Consenting Lender on the earlier to occur of (i) February 20, 2015 and (ii) the date on which all of the other Obligations are repaid or required to be repaid in full in cash, and the portion of the Third Amendment Fee equal to 0.25% of the Third Amendment Balance owing to each Consenting Lender will be due and payable in cash to such Consenting Lender on March 31, 2015 unless all of the Obligations have been paid in full on or prior to such date (in which case such portion of the Third Amendment Fee shall be deemed cancelled and waived)."

(c) Restricted Payments. Section 7.02(h) of the Financing Agreement is hereby amended by (i) deleting the word "and" at the end of clause (I), (ii) designating clause (J) as clause (K), and (iii) adding a new clause (J), to read as follows:

> "(J) the Subsidiaries of the Parent may make a cash dividend of up to $370,000 to the Parent, which shall be used by the Parent either to make a cash dividend to its members or to redeem or pay the purchase price for shares of common stock issued by Dico pursuant to the Dico Exchange Agreement, in each case on or promptly after the Third Amendment Effective Date; and"

(d) Transactions with Affiliates. Section 7.02(j) of the Financing Agreement is hereby amended by (i) deleting the word "and" at the end of clause (v), (ii) designating clause (vi) as clause (vii), and (iii) adding a new clause (vi), to read as follows:

> "(vi) the Parent may enter into the Dico Exchange Agreement and the other agreements, instruments and documents contemplated thereby in connection with the consummation of the reverse acquisition transaction provided for in the Dico Exchange Agreement, provided that the Dico Exchange Agreement shall not be amended or otherwise modified in any material respect without the prior written consent of the Required Lenders, and"

3. Waiver and Consent.

(a) Pursuant to the request of the Loan Parties and in accordance with Section 12.02 of the Financing Agreement, but subject to the satisfaction of the conditions set forth in Section 5 hereof, the Required Lenders hereby consent to, and waive any Event of Default that would otherwise arise under Section 9.01(c)(i) of the Financing Agreement as a result of:

(i) any noncompliance with Section 7.03(a) arising from the failure of the Parent and its Subsidiaries to have a Leverage Ratio for each period of four fiscal quarters ending from December 31, 2014 to an including April 30, 2015 of not more than 4.8:1; and

(ii) any noncompliance with Section 7.03(b) arising from the failure of the Parent and its Subsidiaries to have Liquidity of at least $1,500,000 at any time from December 31, 2014 to and including April 30, 2015.

(b) The waivers and consents in this Section 3 shall be effective only in the specific instances and for the specific purposes set forth herein and do not allow for any other or further departure from the terms and conditions of the Financing Agreement or any other Loan Document, which terms and conditions shall remain in full force and effect.

4. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agents and the Lenders as follows as of the date hereof:

(a) Representations and Warranties; No Event of Default. The representations and warranties herein, in Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered to any Agent or any Lender pursuant to this Amendment, the Financing Agreement or any other Loan Document on or prior to the Third Amendment Effective Date are true and correct in all material respects (or, as to any such representation or warranty that is qualified by materiality, "Material Adverse Effect" or a similar materiality qualifier, in all respects) with the same effect as though such representations and warranties had been made on such date, (it being understood and agreed that any representation or warranty that by its terms is made as of a specified date shall be required to be true and correct in all material respects (or, as to any such representation or warranty that is qualified by materiality, "Material Adverse Effect" or a similar materiality qualifier, in all respects) only as of such specified date), and no Default or Event of Default has occurred and is continuing as of the Third Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(b) Enforceability of Loan Documents. This Amendment and the Financing Agreement, as amended by this Amendment, when delivered hereunder, will be a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

5. Conditions to Effectiveness. This Amendment shall become effective only upon the satisfaction, in a manner reasonably satisfactory to the Agents, of the following conditions precedent (the date on which all such conditions shall have been satisfied is hereinafter referred to as the "Third Amendment Effective Date"):

(a) Representations and Warranties. The representations and warranties contained in this Amendment, in Article VI of the Financing Agreement and in each other Loan Document, certificate or other document delivered to any Agent or any Lender pursuant to this Amendment, the Financing Agreement or any Loan Document on or prior to the Third Amendment Effective Date are true and correct in all material respects (or, as to any such representation or warranty that is qualified by materiality, "Material Adverse Effect" or a similar materiality qualifier, in all respects) with the same effect as though such representations and warranties had been made on such date, (it being understood and agreed that any representation or warranty that by its terms is made as of a specified date shall be required to be true and correct in all material respects (or, as to any such representation or warranty that is qualified by materiality, "Material Adverse Effect" or a similar materiality qualifier, in all respects) only as of such specified date).

(b) No Default; Event of Default. No Default or Event of Default shall have occurred and be continuing on the Third Amendment Effective Date or result from this Amendment becoming effective in accordance with its terms.

(c) Delivery of Documents. The Collateral Agent shall have received on or before the Third Amendment Effective Date the following, each in form and substance reasonably satisfactory to the Agents and, unless indicated otherwise, dated the Third Amendment Effective Date:

(i) this Amendment, duly executed by the Loan Parties and the Required Lenders;

(ii) an executed copy of the Dico Exchange Agreement, and any other agreement, instrument or document delivered or received pursuant thereto, in each case, as in effect on the Third Amendment Effective Date, duly executed by each party thereto, certified as true and correct by an Authorized Officer of the Parent, together with a certificate of an Authorized Officer of the Parent stating that such agreements remain in full force and effect and that none of the Loan Parties has breached or defaulted any of its obligations under such agreements;

(iii) a copy of the resolutions or meeting minutes of each Loan Party, certified as of the Third Amendment Effective Date by an Authorized Officer thereof, authorizing the execution, delivery and performance by such Loan Party of this Third Amendment, the performance of the Loan Documents as amended thereby, and the execution and delivery of the other documents to be delivered by such Loan Party in connection herewith and therewith;

(iv) a certificate of an Authorized Officer of each Loan Party, certifying as to the names and true signatures of the representatives of such Loan Party authorized to sign this Third Amendment and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such authorized officers;

(v) a certificate of an Authorized Officer of each Loan Party, certifying as to the matters set forth in Section 5(a); and

(vi) such other agreements, instruments, approvals and other documents as any Agent may reasonably request.

6. Continued Effectiveness of the Financing Agreement and Other Loan Documents. Each Loan Party hereby (i) acknowledges and consents to this Amendment, (ii) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Third Amendment Effective Date all references in any such Loan Document to "the Financing Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (iii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent for the benefit of the Agents and the Lenders, or to grant to the Collateral Agent for the benefit of the Agents and the Lenders a security interest in or Lien on, any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the

Financing Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. This Agreement does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties' obligations to repay the Loans in accordance with the terms of Financing Agreement, or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or any Lender under the Financing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.

7. Release. In consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Subsidiaries and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release and forever discharge each Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the "Released Parties") from any and all debts, claims, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Third Amendment Effective Date directly arising out of, connected with or related to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral.

8. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c) The Borrowers will pay on demand all reasonable fees, costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment.

(d) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(e) Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Financing Agreement. Accordingly, it shall be an Event of Default under the Financing Agreement if (i) any representation or warranty made by a Loan Party under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) after giving effect to any applicable grace periods set forth in the Loan Documents, any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

(f) Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWERS:

PEEKAY ACQUISITION, LLC
PEEKAY SPA, LLC
PEEKAY, INC.
CONREV, INC.
ZJ GIFTS I-1, L.L.C.
ZJ GIFTS M-1, L.L.C.
ZJ GIFTS M-2, L.L.C.
ZJ GIFTS M-3, L.L.C.

By: ______________________________
Name: Ellery W. Roberts
Title: Authorized Representative

GUARANTORS:

CHRISTALS ACQUISITION, LLC
ZJ GIFTS F-2, L.L.C.
ZJ GIFTS F-3, L.L.C.
ZJ GIFTS F-4, L.L.C.
ZJ GIFTS F-5, L.L.C.
ZJ GIFTS F-6, L.L.C.
CONDOM REVOLUTION, INC.
CHARTER SMITH SANHUEZA RETAIL, INC.

By: ______________________________
Name: Ellery W. Roberts
Title: Authorized Representative

COLLATERAL AGENT AND
ADMINISTRATIVE AGENT:

CORTLAND CAPITAL MARKET SERVICES LLC

By: ______________________
Name: Emily Ergang Pappas
Title: Associate Counsel

ORIGINATION AGENT:

CB AGENCY SERVICES, LLC

By: ______________________
Name: Morris Beyda
Title: Partner & COO

LENDERS:

CB CA SPV, LLC

By:________________________
Name: Morris Beyda
Title: COO

LENDERS:

ADK Soho Fund LP

{*Insert Full Legal Lender Name Here*}

By: ______________________________

Name: Nathaniel Klipper

Title: Managing Partner

LENDERS:

Chatham Capital Management IV, LLC, as agent, for each of Chatham Investment Fund QP IV, LLC and Chatham Investment Fund IV, LLC

By:____________________________
Name: Scott Kray
Title: Managing Director

LENDERS:

The K2 Principal Fund L.P.

By:______________________________

Name: Shawn Kimel
Title: Managing Partner

LENDERS:

TOR CAPITAL LLC
By: CALANGIA LLC, its Manager

By: ______________________
Name: John C. Rijo
Title: Manager

LENDERS:

TWIN HAVEN SPECIAL OPPORTUNITIES FUND IV, L.P.

By: Twin Haven Capital Partners, LLC
as Investment Manager

By: ______________________________
Name: Michael Vinci
Title: COO/CFO